Net investment in sublease	9 Months Ended
Sep. 30, 2021
Net investment in sublease
Net investment in sublease

8.Net investment in sublease

The Company entered into an agreement to sublease its office space in Los Angeles, USA, with effect from February 1, 2020. The Company has classified the sublease as a finance lease as the term of the sublease is for major part of the economic life of the right-of-use asset arising from the head lease. At the commencement date of the sublease, the Company derecognized the right-of-use asset relating to the head lease that it transferred to the sub-lessee and recognized the net investment in the sub-lease. The term of the sublease expired on August 21, 2021 and became month-to-month and there is$nil net investment in sublease as of September 30, 2021 (December 31, 2020 - $38,541).